UBS Select Prime Institutional Fund
UBS Select Tax-Free Institutional Fund
Supplement to the Prospectus
dated August 28, 2009

December 16, 2009

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is voluntarily waiving a portion of its management fees through January 31, 2010, for UBS Select Prime Institutional Fund and UBS Select Tax-Free Institutional Fund.

The last note to the “Expenses and fee tables” on page 5 of the prospectus is replaced with the following for UBS Select Prime Institutional Fund:

****	Effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive 0.06% of its management fees (comprised of 0.04% of its administrative fee as well as 0.02% of the management fee imposed at the master fund level). As a result, the total ordinary annual fund operating expenses will be reduced to 0.12% through January 31, 2010, at which point the waivers would be phased out over several days. UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive those fees. Waivers may affect the fund’s performance.

The last note to the “Expenses and fee tables” on page 17 of the prospectus is replaced with the following for UBS Select Tax-Free Institutional Fund:

****	Effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive 0.06% of its management fees (comprised of 0.04% of its administrative fee as well as 0.02% of the management fee imposed at the master fund level). As a result, the total ordinary annual fund operating expenses will be reduced to 0.12% through January 31, 2010, at which point the waivers would be phased out over several days. UBS Global AM may voluntarily waive fees from time to time. For example, UBS Global AM may voluntarily undertake to waive fees in the event that fund yields drop below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive those fees. As a result of voluntary waivers/reimbursements, the actual ratio of expenses to average net assets, net of fee waivers and/or expense reimbursements for the fund’s most recent fiscal year ended April 30, 2009 was 0.15%. The “Financial Highlights” section below contains further information. Waivers may affect the fund’s performance.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-399